UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2006

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

(a) On July 26, 2006, the Company’s Board of Managers approved a new agreement with Computer Management Corporation ("CMC") to provide the services of Gayle M. Ing as Chief Executive Officer, President, Tax Matters Partner and Secretary to the Company through a management services agreement (the "Agreement"). The Agreement is effective as of July 1, 2007, immediately upon the expiration of the current agreement between the Company and CMC, which expires on June 30, 2007. The Company’s Chairman of the Board owns CMC and is married to Ms. Ing. Ms. Ing has a community property interest in CMC and is an officer of CMC. Pursuant to the terms of the Agreement, the Company will pay CMC through July 31, 2010 a fee of $35,000 per month and reimburse CMC for its reasonable Company-related expenses.

The Agreement may be terminated by either party upon 90 days’ written notice and will terminate automatically upon the death or permanent disability of Ms. Ing. Upon termination of the Agreement, the Company will owe CMC the fee provided for in the Agreement through the date of termination plus reimbursement for any expenses properly incurred by CMC on behalf of the Company. The Agreement may not be assigned by either party without the consent of the other party. The Company is required to maintain at all times a minimum of $10,000,000 of directors’ and officers’ insurance coverage and $10,000,000 of liability insurance coverage and to name CMC and Ms. Ing as insured parties at the same coverage levels as other officers and executives of the Company.

A copy of the Agreement is filed as Exhibit 10.9 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) As previously reported, Jim Klescewski resigned as our Chief Financial Officer effective June 29, 2006. On July 26, 2006, our Board of Managers officially appointed Gayle Ing, JCM’s President and Chief Executive Officer, as its Chief Financial Officer. JCM is continuing its search for a permanent replacement for Mr. Klescewski. It is anticipated that Ms. Ing will resign as Chief Financial Officer upon the hiring of a new Chief Financial Officer.

Information about Ms. Ing’s business experience, family relationship with other officers and Managers of JCM, and the terms of our agreement with Computer Management Corporation for Ms. Ing’s services, appears in our Definitive Proxy Statement filed with the Securities Exchange Commission on May 5, 2006, under the headings "Proposal 1 – Election of Managers" and "Executive Compensation and Other Matters - Employment Contracts and Termination of Employment and Change-in-Control Arrangements." Such information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed herewith:

Exhibit Number Description
10.9* Executive Management Services Agreement between JCM Partners, LLC and Computer Management Corporation effective July 1, 2007.

*Indicates management contract or compensation plan or arrangement.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

August 1, 2006	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.9	Executive Management Services Agreement between JCM Partners, LLC and Computer Management Corporation effective July 1, 2007.